                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44150, 33-45915, 333-40883, and 333-72541) of
SPARTA, Inc. of our report dated March 8, 2002 relating to the financial statements, which appears in this Form 10-K.




PricewaterhouseCoopers LLP

Orange County, California
March 29, 2002